GENWORTH VARIABLE INSURANCE TRUST

Supplement to the
statement of additional information
dated April 30, 2010

The date of this Supplement is September 20, 2010

The Statement of Additional Information is revised as follows:

1.
On page 2, in the section titled “Additional Information on Portfolio Instruments and Investment Policies of the Funds (Other than the Funds of Funds),” an “X” is added to the matrix under the column for the Genworth Calamos Growth Fund for the line item labeled “Stock Options and Stock Index Options.”

2.	On page 19, in the section titled “Derivative Instruments,” the following is added to the end of the first paragraph:

“The use of options in the Genworth Calamos Growth Fund will be limited to the use of exchange-traded puts and calls on individual equity securities and on broad-based domestic equity indices.  The Genworth Calamos Growth Fund may take either long or short positions in each option type.”

3.	On page 25, in the section titled “Derivative Instruments – Credit Default Swaps,” the following sentence is hereby deleted in its entirety.

“At present, the Funds will not act as a seller in a credit default swap contract.”